UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________________________

SCHEDULE 14A

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Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

PALTALK, INC.

_________________________________________________________________
(Name of Registrant as Specified In Its Charter)

________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

30 Jericho Executive Plaza, Suite 400E
Jericho, NY 11753
(212) 967-5120

Dear Stockholder:

You are cordially invited to attend the annual meeting of stockholders (the “Annual Meeting”) of Paltalk, Inc. to be held on May 5, 2022 at 9:00 a.m., Eastern Time. The Annual Meeting will be conducted as a virtual meeting of stockholders by means of a live audio webcast. In light of the ongoing COVID-19 pandemic in the U.S. and abroad, we believe that hosting a virtual meeting helps ensure the health and safety of our stockholders, our Board of Directors and our management. In addition, we believe that hosting a virtual meeting will enable greater stockholder attendance and participation from any location. You will not be able to attend the Annual Meeting in person. You will be able to attend the Annual Meeting online by visiting https://web.lumiagm.com/207490181.

The 2021 fiscal year proved to be a very strong year for the Company, and we are excited to enter into what we believe is the next phase of growth for our business. We uplisted to The Nasdaq Capital Market, which increases our corporate visibility to a broader investment base. This uplisting was an important milestone as we continue to execute on our initiatives to build long-term stockholder value. Following the uplisting, we raised additional capital, which provides us with flexibility in growing our business organically and seeking accretive acquisition opportunities. We believe that we are well positioned to continue to optimize return on invested capital as our growth strategy progresses.

Enclosed are the notice of the Annual Meeting and proxy statement, which describe the business that will be acted upon at the Annual Meeting, as well as our 2021 Annual Report, which includes our audited financial statements for the fiscal year ended December 31, 2021.

Your vote is very important, regardless of the number of shares of common stock you own. To vote your shares of common stock, please refer to the instructions included on the enclosed proxy card. If your shares are held in the name of a broker, trust, bank or other nominee and you receive these materials through your broker or through another intermediary, please complete and return the materials in accordance with the instructions provided to you by such broker or other intermediary or contact your broker directly in order to obtain a proxy issued to you by your nominee holder to vote your shares. Failure to do so may result in your stock not being eligible to be voted by proxy at the meeting. On behalf of the Board of Directors, I urge you to follow the instructions provided to you and vote your shares today, even if you plan to attend the virtual meeting.

Thank you for your support of our company. I look forward to speaking with you at the Annual Meeting.

Sincerely,
/s/ Jason Katz
Jason Katz
Chief Executive Officer and Chairman

PALTALK, INC.
30 Jericho Executive Plaza, Suite 400E
Jericho, NY 11753
(212) 967-5120

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held May 5, 2022

NOTICE IS HEREBY GIVEN that the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of Paltalk, Inc., a Delaware corporation (the “Company”), will be held on Thursday, May 5, 2022 at 9:00 a.m., Eastern Time, by means of a live audio webcast for the following purposes:

(1)    to elect five directors to serve until the 2023 annual meeting of stockholders or until their successors are duly elected and qualified;

(2)    to ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm;

(3)    to approve, on an advisory basis, the compensation of the Company’s named executive officers; and

(4)    to transact any other business that may properly come before the Annual Meeting or any adjournments, postponements or recesses thereof.

Stockholders are referred to the proxy statement accompanying this notice for more detailed information with respect to the matters to be considered at the Annual Meeting. After careful consideration, the Company’s Board of Directors has determined that each proposal listed above is in the best interests of the Company and its stockholders and has approved each proposal. The Company’s Board of Directors recommends that at the Annual Meeting you vote “FOR” proposals 1, 2 and 3.

The Board of Directors has fixed 5:00 p.m., Eastern Time, on March 28, 2022 as the record date (the “Record Date”). Only holders of shares of common stock of record on the Record Date are entitled to receive notice of the Annual Meeting and to vote at the Annual Meeting or at any postponement(s), adjournment(s) or rescess(es) of the Annual Meeting. A complete list of registered stockholders entitled to vote at the Annual Meeting will be available for inspection at the headquarters of the Company during regular business hours for at least the ten calendar days prior to the Annual Meeting. The list will also be available during the Annual Meeting for inspection by stockholders. If you would like to review the list, please contact our Investor Relations department by emailing IR@paltalk.com.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE STOCKHOLDER MEETING TO BE HELD ON MAY 5, 2022:

Our Proxy Statement and 2021 Annual Report are available at:

http://www.astproxyportal.com/ast/24835

YOUR VOTE AND PARTICIPATION IN THE COMPANY’S AFFAIRS ARE IMPORTANT.

If your stock is registered in your name, even if you plan to attend the Annual Meeting online during the audio webcast, we request that you vote your shares in accordance with the instructions set out in the form of proxy and in the proxy statement to ensure that your stock will be represented at the Annual Meeting.

If your stock is held in the name of a broker, trust, bank or other nominee, and you receive these materials through your broker or through another intermediary, please complete and return the materials in accordance with the instructions provided to you by such broker or other intermediary or contact your broker directly in order to obtain a proxy issued to you by your nominee holder to attend the Annual Meeting and vote your shares. Failure to do so may result in your stock not being eligible to be voted by proxy at the Annual Meeting.

By Order of the Board of Directors
/s/ Jason Katz
Jason Katz
Chief Executive Officer and Chairman
Jericho, New York April 8, 2022

i

30 Jericho Executive Plaza, Suite 400E
Jericho, New York 11753
(212) 967-5120

___________________________________

PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS

To Be Held May 5, 2022

___________________________________

The accompanying proxy is solicited by the Board of Directors on behalf of Paltalk, Inc., a Delaware corporation (the “Company”), to be voted at the Annual Meeting of Stockholders of the Company (the “Annual Meeting”) to be held on May 5, 2022, at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders (the “Notice”) and at any adjournment(s), postponement(s) or recess(es) of the Annual Meeting. This proxy statement (this “Proxy Statement”) and accompanying form of proxy are expected to be first sent or given to stockholders on or about April 8, 2022.

The executive offices of the Company are located at, and the mailing address of the Company is, 30 Jericho Executive Plaza, Suite 400E, Jericho, New York 11753. Unless the context otherwise indicates, references to “Paltalk,” “we,” “our,” “us” and the “Company” refer to Paltalk, Inc. and its subsidiaries on a consolidated basis.

___________________________________

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE STOCKHOLDER MEETING TO BE HELD ON MAY 5, 2022:

Our Proxy Statement and 2021 Annual Report are available at:

http://www.astproxyportal.com/ast/24835

___________________________________

ABOUT THE ANNUAL MEETING

What is a proxy?

A proxy is another person that you legally designate to vote your stock. If you designate someone as your proxy in a written document, that document is also called a “proxy” or a “proxy card.” If you are a “street name” holder, you must obtain a proxy from your broker or nominee in order to vote your stock at the Annual Meeting.

What is a proxy statement?

A proxy statement is a document that the regulations of the Securities and Exchange Commission (the “SEC”) require that we give to you when we ask you to sign a proxy card to vote your stock at the Annual Meeting.

What is the purpose of the Annual Meeting?

At our Annual Meeting, stockholders will act upon the following matters outlined in the Notice:

(1)    to elect five directors to serve until the 2023 annual meeting of stockholders or until their successors are duly elected and qualified (the “Director Election Proposal”);

(2)    to ratify the appointment of Marcum LLP as our independent registered public accounting firm (the “Auditor Ratification Proposal”);

(3)    to approve, on an advisory basis, the compensation of our named executive officers (the “Say-on-Pay Proposal”); and

(4)    to transact any other business that may properly come before the Annual Meeting or any adjournment, postponement or recess thereof.

What is “householding” and how does it affect me?

With respect to eligible stockholders who share a single address, SEC rules allow us to send only one Proxy Statement to that address, unless we received instructions to the contrary from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a stockholder of record residing at such address wishes to receive a separate proxy statement in the future, he or she may contact us at Paltalk, Inc., 30 Jericho Executive Plaza, Suite 400E, Jericho, New York 11753, Attn: Investor Relations or by calling (212) 967-5120 or emailing IR@paltalk.com. Eligible stockholders of record receiving multiple copies of our Proxy Statement can request householding by contacting us in the same manner. Stockholders who own shares through a bank, broker or other nominee can request householding by contacting such nominee.

We hereby undertake to deliver promptly, upon written or oral request, a copy of the Proxy Statement to a stockholder at a shared address to which a single copy of the document was delivered. Requests should be directed to Investor Relations at the address, phone number or email set forth above.

SEC rules permit companies to send you a notice that proxy information is available on the Internet, instead of mailing you a complete set of materials. In the future, we may choose to distribute proxy information in this manner.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards. For example, if you hold your common stock in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold stock. Similarly, if you are a stockholder of record and hold stock in a brokerage account, you will receive a proxy card for stock held in your name and a voting instruction card for stock held in “street name.” See “What is the difference between a stockholder of record and a ‘street name’ holder?” Please complete, sign, date and return each proxy card and voting instruction card that you receive to ensure that all your stock is voted.

Why have a virtual meeting?

We have determined to embrace the latest technology to provide expanded access, improved communication and cost savings for our stockholders and the Company. Hosting a virtual meeting enables increased stockholder attendance and participation, since stockholders can participate from any location around the world. In light of the ongoing COVID-19 pandemic in the U.S. and abroad, we also believe that hosting a virtual meeting helps ensure the health and safety of our stockholders, our Board of Directors and our management.

What do I need to do to attend the virtual Annual Meeting?

We will be hosting the Annual Meeting online via an audio webcast.

Record Holders:    If you were a stockholder of record as of the close of business on March 28, 2022 (i.e., you held your shares in your own name as reflected in the records of our transfer agent, American Stock Transfer & Trust Company, LLC (“AST”)), you can attend the Annual Meeting by accessing https://web.lumiagm.com/207490181 and selecting the button “I have a Control Number.” You will then be directed to a screen where you will enter: (i) the 11-digit control number on the proxy card; and (ii) the meeting password “paltalk2022”. Please note the meeting password is case sensitive. Once you have completed these steps, select the “login” button, which will take you to the Annual Meeting page where you can vote, submit written questions and listen to the meeting. If you are a stockholder of record and misplaced your 11-digit control number, please call AST at (800) 937-5449.

Beneficial Owners:    If you were a beneficial owner as of the close of business on March 28, 2022 (i.e., you hold your shares in “street name” through an intermediary, such as a bank, broker or other nominee), you must register in advance to attend the Annual Meeting. To register, please obtain a legal proxy from the bank, broker or other nominee that is the record holder of your shares and then submit the legal proxy, along with your name and email address, to AST to receive an 11-digit control number that may be used to access the Annual Meeting site provided above. Any control number that was provided with your proxy materials, likely a 16-digit number, will not provide access to the Annual Meeting site. Requests for registration and submission of legal proxies should be labeled as “Legal Proxy” and must be received by AST no later than 5 p.m., Eastern Time, on April 25, 2022. All such requests should be submitted (1) by email to proxy@astfinancial.com, (2) by facsimile to (718) 765-8730, or (3) by mail to American Stock Transfer & Trust Company, LLC, Attn: Proxy Tabulation Department, 6201 15th Avenue, Brooklyn, NY 11219. Obtaining a legal proxy may take several days and stockholders are advised to register as far in advance as possible. Once you have obtained your 11-digit control number from AST, please follow the steps set forth above for “Record Holders” to attend the Annual Meeting.

A summary of the information you need to attend the Annual Meeting online is provided below:

•        Any stockholder can attend the Annual Meeting by visiting https://web.lumiagm.com/207490181 and following the instructions on your proxy card.

•        We encourage you to access the Annual Meeting online prior to its start time.

•        The Annual Meeting starts at 9:00 a.m., Eastern Time.

•        Stockholders may vote electronically while attending the Annual Meeting.

•        Please have the control number printed on your proxy card we have provided to you to join the Annual Meeting.

What is the record date and what does it mean?

The record date determines the stockholders that are entitled to notice of, and to vote at, the Annual Meeting. The record date for the Annual Meeting is 5:00 p.m., Eastern Time, on March 28, 2022 (the “Record Date”). The Record Date was established by our Board of Directors as required by Delaware law. As of the Record Date, 9,837,157 shares of our common stock, excluding shares held by us as treasury stock, were issued and outstanding.

Who is entitled to vote at the Annual Meeting?

Only the holders of common stock at 5:00 p.m., Eastern Time, on the Record Date may vote at the Annual Meeting.

What are the voting rights of the stockholders?

Each holder of common stock is entitled to one vote per share of common stock on all matters to be acted upon at the Annual Meeting. Neither our Certificate of Incorporation nor our Amended and Restated By-Laws (the “By-Laws”) allow for cumulative voting rights.

The presence, in person or by proxy, of the holders of a majority of the issued and outstanding shares of common stock entitled to vote at the Annual Meeting is necessary to constitute a quorum to transact business. If a quorum is not present or represented at the Annual Meeting, the stockholders present in person or by proxy and entitled to vote at the Annual Meeting may adjourn or recess the Annual Meeting from time to time until a quorum is present or represented, but no business may be transacted at any adjourned meeting except which could have been lawfully transacted had the meeting not been adjourned. Pursuant to our By-Laws, for the purposes of this virtual Annual Meeting, presence “in person” is satisfied by being present online during the audio webcast at https://web.lumiagm.com/207490181.

What is the difference between a stockholder of record and a “street name” holder?

If your stock is registered directly in your name with AST, the Company’s transfer agent, you are considered the stockholder of record with respect to that stock. The Proxy Statement and proxy card have been sent directly to you by the Company’s transfer agent.

If your stock is held in a stock brokerage account or by a bank or other nominee, such nominee is considered the record holder of that stock. You are considered the beneficial owner of that stock, and your stock is held in “street name.” The Proxy Statement has been forwarded to you by your nominee. As the beneficial owner, you have the right to direct your nominee concerning how to vote your stock by using the voting instructions it included in the mailing or by following its instructions for voting.

What is a broker non-vote?

A broker non-vote occurs when a broker holding stock for a beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner. In the absence of specific instructions from you, your broker does not have discretionary authority to vote your stock with respect to the Director Election Proposal or the Say-on-Pay Proposal. Your broker does have discretionary authority to vote your stock with respect to the Auditor Ratification Proposal.

How do I vote my stock?

If you are a record holder, you may vote your common stock by following the instructions included on your proxy card. To vote at the Annual Meeting, you must attend the Annual Meeting online and submit a ballot in accordance with the instructions provided at https://web.lumiagm.com/207490181. The ballot will be provided online during the Annual Meeting. See “What do I need to do to attend the virtual Annual Meeting?” above for more information.

If you complete and submit a proxy card but fail to complete one or more of the voting instructions, then the proxies designated in the proxy card will vote your stock as follows for each proposal for which you provide no voting instructions: “FOR” the Director Election Proposal, the Auditor Ratification Proposal and the Say-on-Pay Proposal. We do not anticipate that any other matters will come before the Annual Meeting, but if any other matters properly come before the meeting, then the designated proxies will vote your stock in accordance with applicable law and their judgment.

If you hold some or all of your stock in “street name,” your bank, broker or other nominee should provide to you a request for voting instructions for the stock together with the Company’s proxy solicitation materials. By completing the voting instruction card, you may direct your nominee how to vote the stock. If you complete the voting instruction card except one or more of the voting instructions, then your broker may be unable to vote your stock with respect to the proposal as to which you provide no voting instructions. See “What is a broker non-vote?” above. Alternatively, if you want to vote your stock online at the Annual Meeting, you must contact your nominee directly in order to obtain a proxy issued to you by your nominee holder. Note that a broker letter that identifies you as a stockholder is not the same as a nominee-issued proxy. If you fail to obtain a nominee-issued proxy to the Annual Meeting, you will not be able to vote your nominee-held stock online at the Annual Meeting.

Who counts the votes?

All votes will be tabulated by AST, the inspector of election appointed for the Annual Meeting, or its substitute. Votes for each proposal will be tabulated separately.

Can I vote my stock online at the Annual Meeting?

Yes. If you are a stockholder of record, you may vote your stock at the virtual meeting by completing a ballot online at the Annual Meeting at https://web.lumiagm.com/207490181. See “What do I need to do to attend the virtual Annual Meeting?” and “How do I vote my stock?” above for more information.

If you hold your stock in “street name,” you may vote your stock online only if you obtain a proxy issued by your bank, broker or other nominee giving you the right to vote the stock.

Even if you currently plan to attend the Annual Meeting online, we recommend that you also vote your shares as soon as possible so that your votes will be counted if you later decide not to attend the Annual Meeting or are unable to attend.

What are my choices when voting?

With respect to the proposals to be acted upon at the Annual Meeting, you may vote as follows:

•        Director Election Proposal — “FOR” each of the Director Nominees (as defined below), “WITHHOLD” from each of the Director Nominees, or “WITHHOLD” from individual Director Nominees;

•        Auditor Ratification Proposal — “FOR,” “AGAINST” or “ABSTAIN;” and

•        Say-on-Pay Proposal — “FOR,” “AGAINST” or “ABSTAIN.”

How does the Board of Directors recommend that I vote my stock?

The Board of Directors recommends that you vote your stock as follows:

•        “FOR” each of the Director Nominees;

•        “FOR” the Auditor Ratification Proposal; and

•        “FOR” the Say-on-Pay Proposal.

What if I do not specify how I want my stock voted on my proxy card?

If you are a record holder who returns a completed proxy card that does not specify how you want to vote your stock on the proposals, the proxies designated on the proxy card will vote your stock for each proposal as to which you provide no voting instructions in the following manner:

•        “FOR” each of the Director Nominees;

•        “FOR” the Auditor Ratification Proposal; and

•        “FOR” the Say-on-Pay Proposal.

If you are a “street name” holder and do not provide voting instructions on one or more proposals, your bank, broker or other nominee will be unable to vote that stock, except with respect to the Auditor Ratification Proposal. See “What is a broker non-vote?” above.

Can I change my vote?

Yes. If you are a record holder, you may revoke your proxy by any of the following means:

•        attending the Annual Meeting and voting your stock by ballot online at the Annual Meeting;

•        completing and submitting a new valid proxy bearing a later date;

•        voting by telephone or via the Internet as instructed in your proxy card (only your latest telephone or Internet proxy is counted); or

•        giving written notice of revocation to the Company addressed to the Company’s Corporate Secretary at the Company’s address above, which notice must be received before noon, Eastern Time, on April 28, 2022.

If you are a “street name” holder, your bank, broker or other nominee should provide instructions explaining how you may change or revoke your voting instructions.

What percentage of the vote is required to approve each proposal?

Assuming the presence of a quorum, the Director Nominees that receive the most votes from the holders of the shares of our common stock for their election will be elected (i.e., the affirmative vote by the holders of a plurality of the shares of common stock voting at the Annual Meeting is required for the election of the Director Nominees). The Auditor Ratification Proposal and the Say-on-Pay Proposal require the affirmative vote, in person or by proxy, of the majority of votes cast for or against the Auditor Ratification Proposal and the Say-on-Pay Proposal, respectively, at the Annual Meeting.

How are abstentions and broker non-votes treated?

Abstentions are included in the determination of the number of shares of common stock present at the Annual Meeting for determining a quorum at the meeting. Abstentions will have no effect upon any of the proposals to be voted upon at the Annual Meeting.

Broker non-votes will be included in the determination of the number of shares of common stock present at the Annual Meeting for determining a quorum at the meeting. Broker non-votes will have no effect on the Director Election Proposal or the Say-on-Pay Proposal. Broker non-votes are not applicable to the Auditor Ratification Proposal because your broker has discretionary authority to vote your shares of common stock with respect to such proposal.

Do I have any dissenters’ or appraisal rights with respect to any of the matters to be voted on at the Annual Meeting?

No. None of our stockholders have any dissenters’ or appraisal rights with respect to the matters to be voted on at the Annual Meeting.

What are the solicitation expenses and who pays the cost of this proxy solicitation?

Our Board of Directors is asking for your proxy, and we will pay all of the costs of asking for stockholder proxies. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding solicitation material to the beneficial owners of common stock and collecting voting instructions. We may use officers and employees of the Company to ask for proxies, as described below.

Is this Proxy Statement the only way that proxies may be solicited?

No. In addition to the solicitation of proxies by use of the mail, officers and employees of the Company may solicit the return of proxies, either by mail, telephone, telecopy, e-mail or through personal contact. These officers and employees will not receive additional compensation but will be reimbursed for out-of-pocket expenses. Brokerage houses and other custodians, nominees and fiduciaries, in connection with shares of the common stock registered in their names, will be requested to forward solicitation material to the beneficial owners of shares of common stock.

Are there any other matters to be acted upon at the Annual Meeting?

Management does not intend to present any business at the Annual Meeting for a vote other than the matters set forth in the Notice and has no information that others will do so. If other matters requiring a vote of the stockholders properly come before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the stock represented by the proxies held by them in accordance with applicable law and their discretion on such matters.

Where can I find voting results?

The Company expects to publish the voting results of the Annual Meeting in a Current Report on Form 8-K, which it expects to file with the SEC within four business days following the date of the Annual Meeting.

Who can help answer my questions?

The information provided above in this “Question and Answer” format is for your convenience only and is merely a summary of the information contained in this Proxy Statement. We urge you to carefully read this entire Proxy Statement, including the documents we refer to in this Proxy Statement. If you have any questions, or need additional material, please feel free to contact Investor Relations by emailing IR@paltalk.com.

CORPORATE AND SOCIAL RESPONSIBILITY

Our mission at Paltalk, Inc. has always been to provide innovative products and services to help our users communicate virtually in a safe and secure way. We also believe that we have a responsibility to the communities and the environment in which we operate, and we believe that operating our company in an environmentally and socially responsible manner will help drive the long-term growth of our business. Our social and environmental initiatives are an integral part of how we operate and are intended to foster a culture where our employees are proud of the company for which they work. We attempt to fulfill our social and environmental responsibilities in many ways, including by adhering to the beliefs and taking the actions set forth below:

Focus Area	What We Believe and Do
Users

•   As communities around the world implemented social distancing measures to limit the spread of COVID-19, we offered and continue to offer free video in certain countries hit hardest by the pandemic. We felt that it was our responsibility to provide much-need virtual interaction to our users in order to help maintain connections, relationships and a sense of normalcy.

•   We integrated Hive Automated Content Moderation Solutions software into our Paltalk and Camfrog platforms to detect offensive video, audio, and text through online content moderation in order to curate a clean and positive user experience and ensure the Paltalk community is contributing content safe for everyone.

Stockholders	• We participate in a Virtual Investor Awareness Program in an effort to raise engagement and streamline communications with our stockholders.
Employees

•   We believe in fostering an inclusive and diverse work environment that is intended to enable all of our team members to achieve their goals and contribute. We are an equal opportunity employer that is committed to inclusion and diversity and we take affirmative action to ensure equal opportunity for all applicants without regard to race, color, religion, sex, sexual orientation, gender identity, national origin, disability, Veteran status, or other legally protected characteristics.

•   We offer ample vacation days and flexible work programs to support the work-life balance of our employees.

•   We offer our employees a top-quality health care package, commuter benefits, maternity/paternity support and a 401(k) program.

Governance

•   Our Code of Conduct guides all our corporate interactions and all employees, officers and directors are required to sign and abide by our ethical standards.

•   We maintain insider trading and anti-hedging policies that prohibit our directors and executive officers from pledging or hedging Company securities.

•   We have a Whistle Blower Policy that encourages all employees to report any concerns, while protecting those who choose to disclose improper conduct.

Community

•   While we do maintain a registered office, our relatively small staff and efficient facilities allow us to minimize our carbon footprint and to limit the Company’s exposure to serious environmental concerns.

•   Our products and services enable our customers to achieve their environmental goals by reducing the need for travel, lowering emissions and mitigating the effects climate change.

PROPOSAL 1: ELECTION OF DIRECTORS

The Board of Directors has nominated five directors, Jason Katz, Kara Jenny, Yoram “Rami” Abada, Lance Laifer and John Silberstein for election at the Annual Meeting by the stockholders (collectively, the “Director Nominees” and each, a “Director Nominee”).

The number of members of our Board of Directors may be fixed from time to time by the majority of the entire Board of Directors and currently consists of five directors.

Each director that is elected at a future annual meeting of stockholders, and each director that is elected to fill a vacancy or newly created directorship, shall hold a term of office that expires at the next annual meeting of stockholders and until his or her successor has been duly elected and qualified. The Board of Directors has nominated each Director Nominee for election as a director to serve for a term expiring at the annual meeting of stockholders to be held in 2023 or until his or her respective successor is duly elected and qualified.

To be elected as a director, the Director Nominees must receive a plurality of the votes cast by the stockholders entitled to vote for the election of directors. Should the Director Nominees become unable or unwilling to accept nomination or election, the proxy holders may vote the proxies for the election, in his or her stead, of any other person the Board of Directors may nominate or designate. The Director Nominees have each expressed an intention to serve the entire term for which election is sought.

Directors and Director Nominees

The following table sets forth the name, age and position of the directors currently serving on our Board of Directors and the Director Nominees:

Name	Age	Positions
Yoram “Rami” Abada	62	Director
Jason Katz	59	Chief Executive Officer, President, Chief Operating Officer and Chairman of the Board of Directors
Lance Laifer	57	Director
Kara Jenny	52	Chief Financial Officer and Director
John Silberstein	61	Director

When considering whether the Director Nominees have the experience, qualifications, attributes and skills, taken as a whole, to enable the Board of Directors to satisfy its oversight responsibilities effectively in light of our business and structure, the Board of Directors focused primarily on the information discussed in the directors’ individual biographies set forth below.

Yoram “Rami” Abada was appointed as a member of our Board of Directors in October 2016. Mr. Abada previously served as the President of Factory Direct Enterprises, one of the largest licensees of Ashley Furniture Home stores from March 2015 until March 2016. Prior to then, Mr. Abada served in a variety of roles at Jennifer Convertibles Inc., a specialist sofa bed chain headquartered in New York, where he began his career in 1982 and worked until September 2014. Most recently, Mr. Abada served as Jennifer Convertibles, Inc.’s President, Chief Financial Officer and Chief Operating Officer, as well as a member of its board of directors, from September 1999 until 2014. From 1997 until 2003, Mr. Abada served as a member of the board of directors of CCA Industries, Inc., a public company engaged in the manufacture and distribution of health and beauty aid products, and Mr. Abada currently serves as a member of the board of directors of 168 5th Avenue Realty Corp., a privately held real estate corporation. Mr. Abada holds a B.B.A. from the Bernard Baruch College of the City University of New York.

Mr. Abada’s background and experience as a lead executive officer and board member of public and private companies provides him with extensive knowledge of, and insights into, financial reporting and oversight, corporate strategy and board functions.

Jason Katz has served as our Chairman of the Board of Directors, President and Chief Operating Officer since October 2016 and as our Chief Executive Office since December 2019. Mr. Katz is the founder of A.V.M. Software, Inc. (d/b/a Paltalk) (“AVM”) and served as its Chief Executive Officer and as a member of its Board of Directors from

1998 through the completion of PeerStream’s merger with AVM, pursuant to which SAVM Acquisition Corporation, PeerStream’s wholly owned subsidiary, merged with and into AVM, with AVM surviving as a wholly owned subsidiary of PeerStream (the “AVM Merger”), in October 2016. In his capacity as an executive officer and director of AVM, Mr. Katz oversaw the strategic direction of AVM and its subsidiaries, and also managed its system infrastructure. Mr. Katz is an authority on instant messaging as well as web-based voice and video. Mr. Katz has appeared at numerous industry forums as well as on Bloomberg Radio and CNN Radio. Prior to AVM, Mr. Katz co-founded MJ Capital, a money management firm. Earlier in his career, Mr. Katz was a corporate lawyer at the New York office of Fulbright & Jaworski. Mr. Katz earned a J.D. from the New York University School of Law (1988) and a B.A. in Economics from the University of Pennsylvania (1985).

Mr. Katz’s background and expertise as the Chief Executive Officer of AVM and decades of industry experience provides our Board of Directors with valuable industry insight and management expertise.

Lance Laifer was appointed as a member of our Board of Directors in October 2016. Mr. Laifer served as a member of AVM’s Board of Directors from 1999 through the completion of the AVM Merger in October 2016. Mr. Laifer has also served as the Chief Executive Officer of Blue Frog Open Track Media Management since 2018 and each of Old Forge Media Management and Old Forge Asset Management (together, “Old Forge”), a network of social media advertising and marketing companies, since 2013 and 2011, respectively, as well as the Chief Executive Officer of Laifer Capital Management, Inc., an investment firm, since 1992. Prior to his service at Old Forge, Mr. Laifer was the Chief Executive Officer of Wapiti Capital Management, LLC. Mr. Laifer also served on the board of directors of ValueVision from 1992 to 1995.

Mr. Laifer’s decades of experience provide him with unique investment and capital market insights, as well as background analyzing the risks and strategies of companies in the social media industry.

Kara Jenny was appointed as our Chief Financial Officer in December 2019 and as a member of our Board of Directors in November 2020. Ms. Jenny has over 20 years of senior financial expertise. During her career, Ms. Jenny has created overall corporate strategy and managed financial and accounting operations, including SEC and Sarbanes-Oxley compliance efforts. She has also overseen customer service, operations and legal functions as well as led strategic and annual planning processes and has been a key contributor in facilitating several rounds of equity financing, including preferred stock offerings, private investments in public equity, rights offerings and common stock offerings. Most recently, and since 2014, Ms. Jenny was Chief Financial Officer of Walker Innovation, a publicly traded intellectual property company. Previously, she was the Chief Financial Officer of Bluefly, Inc., an online retailer of designer apparel and accessories at a value. Ms. Jenny began her career at Arthur Andersen LLP and is a Certified Public Accountant and a member of the American Institute of Certified Public Accountants. She was selected to join the SEC’s Advisory Committee Member on Small and Emerging Companies and served on the Committee from 2011 until 2013.

Ms. Jenny’s background as the Chief Financial Officer of Bluefly, Inc. and Walker Innovation, as well as her decades of experience overseeing financial and accounting operations provide her with valuable insight into financial strategy and management of compliance processes.

John Silberstein was appointed as a member of our Board of Directors in October 2016. Mr. Silberstein was a member of AVM’s Board of Directors from 1999 through the completion of the AVM Merger in October 2016 and was General Counsel of AVM from 2000 to 2003. He began his career in October 1986 as a real estate attorney at Skadden, Arps, Slate, Meagher & Flom, and in April 1989 began working for The Mendik Company, which with its partners, owned and managed a portfolio of twelve million square feet of Class A commercial office buildings in New York City and its suburbs. After leaving The Mendik Company, from February 1999 to April 2005, Mr. Silberstein served as co-managing member of Five Spruce GP LLC, the managing member of a real estate company that acquired and subsequently sold eight residential apartment buildings in New York City. Most recently, Mr. Silberstein taught high school English at The Rivers School in Weston, Massachusetts from September 2010 to June 2016. Mr. Silberstein earned a B.A. from Brown University and a J.D. from New York University School of Law.

Mr. Silberstein’s experience representing AVM and other companies in complex and sophisticated matters, as well as his expertise in real estate acquisition and management, provides him with unique insights into business strategy and leadership.

Each of our Director Nominees is currently serving on our Board of Directors. There are no agreements or understandings between our directors and executive officers or any other person pursuant to which they were selected as a director or executive officer. In addition, there are no family relationships between our directors and any of our executive officers.

Board Skills, Experience and Diversity

At Paltalk, Inc. we value diversity throughout our Company, including on our Board of Directors, and seek to achieve a mix of Board members that represents a diversity of background and experience. We believe that diversity among the members of our Board of Directors is an integral component of effective corporate governance, improves the quality of decision-making and strategic vision, and represents the kind of company we aspire to be. We believe our Board of Directors is representative of a diverse group of backgrounds and viewpoints.

The table below summarizes certain key qualifications, skills and attributes possessed by our directors that support their respective contributions to our Board of Directors. A mark indicates a specific area of focus or expertise on which the Board of Directors particularly relies. Not having a mark does not mean the director does not possess that qualification or skill. Our directors’ biographies above describe each director’s background and relevant experience in more detail.

Skill or Experience	Abada	Jenny	Katz	Laifer	Silberstein
Leadership	✓	✓	✓
Finance/Accounting	✓	✓		✓	✓
Insurance		✓			✓
Investor Relations		✓	✓	✓
Investments	✓		✓
HR/Executive Compensation	✓	✓			✓
Sustainability/ESG			✓		✓
Risk Management	✓	✓			✓
Capital Markets		✓	✓	✓

In accordance with The Nasdaq Stock Market, LLC (“Nasdaq”) Listing Rule 5605(f), the following chart sets forth certain self-identified personal demographic characteristics of our directors.

Board Diversity Matrix (As of December 31, 2021)
Total Number of Directors	5
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	1	4	—	—

Part II: Demographic Background
White	1	4	—	—

Vote Required

To be elected as a director, the Director Nominees must receive a plurality of the votes cast by the stockholders entitled to vote for the election of directors.

The Board of Directors recommends that you vote “FOR” the Director Nominees.

Meetings of the Board of Directors and Committees

The Board of Directors held seven meetings in 2021. During 2021, each director attended 75% or more of the aggregate number of meetings held by the Board of Directors and the committees of the Board of Directors on which such director served, if any, during the period for which such person served as a director. We have not adopted a formal policy regarding director attendance at our annual stockholder meetings; however, we encourage members of the Board of Directors to attend such meetings. Jason Katz, Kara Jenny, John Silberstein, and Yoram Abada, representing 4 of our 5 directors at the time of our 2021 annual meeting of stockholders, attended the 2021 annual meeting.

Audit Committee

The audit committee consists of Mr. Abada, Mr. Laifer and Mr. Silberstein. Mr. Abada currently serves as the chairman of the audit committee. Our Board of Directors has determined that each of Mr. Abada, Mr. Laifer and Mr. Silberstein is independent under Nasdaq listing standards and Rule 10A-3(b)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Our Board of Directors has also determined that each member of our audit committee can read and understand fundamental financial statements in accordance with applicable requirements. In arriving at these determinations, the Board of Directors has examined each audit committee member’s scope of experience and the nature of their current and prior employment.

The functions of the audit committee include:

•        selecting a qualified firm to serve as the independent registered public accounting firm to audit our financial statements;

•        helping to ensure the independence and performance of the independent registered public accounting firm;

•        discussing the scope and results of the audit with the independent registered public accounting firm, and reviewing, with management and the independent accountants, our interim and year-end operating results;

•        developing procedures for employees to submit concerns anonymously about questionable accounting or audit matters;

•        reviewing our policies on risk assessment and risk management;

•        reviewing and approving related party transactions and keeping the independent auditors informed of the audit committee’s understanding of our relationships and transactions with related parties;

•        obtaining and reviewing a report by the independent registered public accounting firm, as necessary, that describes our internal quality-control procedures, any material issues with such procedures, and any steps taken to deal with such issues when required by applicable law;

•        approving (or, as permitted, pre-approving) all audit and all permissible non-audit services, other than de minimis non-audit services, to be performed by the independent registered public accounting firm; and

•        monitoring compliance with our Code of Business Conduct and Ethics and investigating all reported complaints and allegations concerning violations of such code.

Pursuant to the audit committee charter, the audit committee has the authority to delegate all or a portion of its duties and responsibilities to a subcommittee of the audit committee. Our Board of Directors has designated Mr. Abada as an “audit committee financial expert” as defined under the applicable SEC rules and determined that he has accounting or related financial management expertise as required under the applicable Nasdaq rules. A copy of the audit committee charter is available on our website at www.investors.paltalk.com/corporate-governance. The audit committee held four meetings during the 2021 fiscal year.

Compensation Committee

The compensation committee consists of Mr. Abada and Mr. Silberstein. Mr. Silberstein currently serves as the chairman of the compensation committee. Our Board of Directors has determined that each of Mr. Abada and Mr. Silberstein is independent under Nasdaq listing standards and is a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act. The compensation committee, with input from our Chief Executive Officer, reviews and approves, or recommends that our Board of Directors approve, the compensation of our directors and executive officers. A copy of the compensation committee charter is available on our website at www.investors.paltalk.com/corporate-governance. The compensation committee held four meetings during the 2021 fiscal year.

The functions of the compensation committee include:

•        reviewing and approving, or recommending that our Board of Directors approve, the compensation of our executive officers;

•        reviewing and recommending that our Board of Directors approve the compensation of our directors;

•        reviewing and approving, or recommending that our Board of Directors approve, the terms of compensatory arrangements with our executive officers;

•        administering our stock and equity incentive plans;

•        reviewing and approving, or recommending that our Board of Directors approve, incentive compensation and equity plans;

•        reviewing and establishing general policies relating to compensation and benefits of our employees and reviewing our overall compensation philosophy; and

•        engaging with stockholders and proxy advisory firms on executive compensation matters.

Pursuant to the compensation committee charter, the compensation committee has the authority to delegate all or a portion of its duties and responsibilities to a subcommittee of the compensation committee. The compensation committee does not engage an independent compensation consultant because it does not believe one is necessary or cost efficient for a company our size.

Nominating and Corporate Governance Committee

The nominating and corporate governance committee consists of Messrs. Abada, Silberstein and Laifer. Mr. Silberstein currently serves as the chairman of the nominating and corporate governance committee. The nominating and corporate governance committee is responsible for, among other things, (i) determining the qualifications, qualities and skills required to be a director of the Company and evaluating, selecting and approving nominees to serve as directors, (ii) periodically reviewing, assessing and making recommendations for changes to the Board of Directors and its committees and (iii) overseeing the process for evaluation of the Board of Directors.

Pursuant to the nominating and corporate governance committee charter, the nominating and corporate governance committee has the authority to delegate all or a portion of its duties and responsibilities to a subcommittee of the nominating and corporate governance committee. In addition, the nominating and corporate governance committee has unrestricted access to and assistance from our officers, employees and independent auditors and the authority to employ experts, consultants and professionals to assist with performance of their duties. A copy of the nominating and corporate governance committee charter is available on our website at www.investors.paltalk.com/corporate-governance. The nominating and corporate governance held one meeting during the 2021 fiscal year.

The nominating and corporate governance committee also considers director nominees put forward by stockholders. Our By-Laws contain provisions that address the process by which a stockholder may nominate an individual to stand for election to the Board of Directors at the annual meeting. To recommend a nominee for election to the Board of Directors, a stockholder must submit his or her recommendation to the Corporate Secretary, Wilmary Soto-Guignet, at the address appearing on the first page of this Proxy Statement. Such nomination must satisfy the notice, information and consent requirements set forth in our By-Laws and must be received by us prior to the date set forth under “Submission of Future Stockholder Proposals” included herein. A stockholder’s recommendation must be accompanied by the information with respect to stockholder nominees that is specified in our By-Laws, including among other things, the name, age, address and occupation of the recommended person, the proposing stockholder’s name and address, the ownership interests of the proposing stockholder and any beneficial owner on whose behalf the nomination is being made and any material monetary or other relationships between the recommended person and the proposing stockholder and/or the beneficial owners, if any, on whose behalf the nomination is being made. Stockholder recommendations provided to the Corporate Secretary and received in accordance with the advance notice provision in our By-Laws will be considered and evaluated by the nominating and corporate governance committee in the same manner as candidates recommended from other sources.

The nominating and corporate governance committee does not have any specific minimum qualifications that director nominees must have in order to be considered to serve on the Board of Directors. However, the nominating and corporate governance committee does take into consideration areas of expertise that director nominees may be able to offer, including professional experience, knowledge, abilities and industry knowledge or expertise. The nominating and corporate governance committee also considers the director nominees’ potential contribution to the overall composition and diversity of the Board of Directors.

Report of the Audit Committee

Our audit committee reviewed the Company’s audited financial statements for the year ended December 31, 2021. The following is the report of the audit committee with respect to the Company’s audited financial statements for the year ended December 31, 2021, which includes the consolidated balance sheets of the Company as of December 31, 2021 and December 31, 2020, and the related consolidated statements of operations, changes in stockholders’ deficit and cash flows for each of the years in the two-year period ended December 31, 2021, and the notes thereto. The information contained in this report shall not be deemed to be “soliciting material” or to be “filed with the SEC” or subject to the liabilities of Section 18 of the Exchange Act, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act except to the extent that the Company specifically incorporates it by reference into such filing.

Reviews and Discussions with Management

The audit committee has reviewed and discussed the Company’s audited financial statements with management.

Review and Discussions with Independent Registered Public Accounting Firm

The audit committee has discussed with its independent auditor the matters required to be discussed by Auditing Standard No. 1301, “Communications with Audit Committees” issued by the Public Company Accounting Oversight Board (“PCAOB”).

The audit committee has also received written disclosures and the letter from the independent auditor required by applicable requirements of the PCAOB regarding the independent auditor’s communications with the audit committee concerning independence and has discussed with the independent auditor its independence from the Company. The audit committee has also reviewed and discussed the selection, application and disclosure of the critical accounting policies of the Company with the independent auditor.

Based on the review and discussions referred to above, the audit committee approved the inclusion of the Company’s audited financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021.

AUDIT COMMITTEE
Yoram “Rami” Abada (Chairman)
Lance Laifer
John Silberstein

Involvement in Certain Legal Proceedings

There have been no material legal proceedings that would require disclosure under the federal securities laws that are material to an evaluation of the ability or integrity of our directors or executive officers or in which any director, officer, nominee or principal stockholder, or any affiliate thereof, is a party adverse to us or has a material interest adverse to us.

Board Leadership Structure and Role in Risk Oversight

The positions of Chairman of the Board of Directors and Chief Executive Officer are currently fulfilled by one individual, with Jason Katz serving as our Chairman of the Board of Directors and as our Chief Executive Officer. Pursuant to our By-Laws, the Board of Directors is responsible for appointing the Chairman of the Board of Directors and the Chief Executive Officer. Our By-Laws permit the Chairman to also hold the position of Chief Executive Officer. The Board of Directors selects its Chairman and our Chief Executive Officer in the manner it considers to be in the best interests of the Company. In accordance with our By-laws, the Board considers from time to time whether it is in the best interests of the Company to have the same person occupy the offices of Chairman of the Board and Chief Executive Officer, using its business judgment after considering all relevant circumstances. Our Board has determined that it is in the best interests of the Company and its stockholders at this time to have both (i) a combined Chairman and Chief Executive Officer role and (ii) a Board of Directors comprised of a majority of independent directors.

Jason Katz has served as our Chief Executive Officer since December 2019 and as our President, Chief Operating Officer and Chairman of the Board of Directors since October 2016. The Board of Directors believes, at this time, that this structure is appropriate and in the best interests of the Company and its stockholders. Specifically, the Board acknowledges that Mr. Katz has significant experience managing the Company’s business operations and the Board wants to preserve this continuity. Although the Board of Directors believes that this current leadership structure is appropriate at this time, the Board of Directors also believes that there is no specific leadership structure that best applies to all companies, nor is there one specific leadership structure that would permanently suit our Company. As a result, the decision as to whether to combine or separate the positions of Chairman and Chief Executive Officer may vary from time to time, as conditions and circumstances warrant.

We do not currently have a lead independent director. We have elected not to have a lead independent director because we do not believe one has been necessary nor that it is cost efficient for a company of our size and we do not expect to establish a lead independent director in the foreseeable future.

Our Board of Directors is primarily responsible for overseeing the Company’s risk management processes. The Board of Directors receives periodic reports from management concerning the Company’s assessment of risks. The Board of Directors focuses on the most significant risks facing the Company, including risks related to cybersecurity, the Company’s general risk management strategy and whether any of our compensation policies and practices create risks to our risk management practices or provide incentives to our executives and other employees to take risks that are reasonably likely to have a material adverse effect on us. While the Board of Directors oversees the Company’s risk management, the Company’s management is responsible for day-to-day risk management processes. We believe that having Mr. Katz serve in both capacities is the most effective approach for addressing the risks facing our Company and that the structure of our Board of Directors supports this approach.

Director Independence

Nasdaq rules require that a majority of the members of our Board of Directors be independent directors. Our Board of Directors recently undertook its annual review of director independence in accordance with the applicable Nasdaq rules. The independence rules include a series of objective tests, including that the director is not employed by the Company and has not engaged in various types of business dealings with the Company. In addition, our Board of Directors is required to make a subjective determination as to each independent director that no relationships exist that, in the opinion of our Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Based upon these standards and the consideration of the information and the transactions and relationships discussed below, our Board of Directors determined that Yoram “Rami” Abada, Lance Laifer and John Silberstein are independent, and that Jason Katz and Kara Jenny are not independent under such standards.

Certain Relationships and Related Party Transactions

Indemnification Arrangements

We have entered into indemnification agreements and employment agreements with our directors and certain of our executive officers, respectively, pursuant to which we have agreed to indemnify such persons against any liability, damage, cost or expense incurred in connection with the defense of any action, suit or proceeding to which such persons are a party to the extent permitted by applicable law, subject to certain exceptions.

Policies and Procedures for Approving Related Party Transactions

Our Board of Directors adopted a written Related Party Transactions Policy on April 19, 2012. In accordance with the Related Party Transactions Policy, all Related Party Transactions (as defined herein) must be reported to our Chief Executive Officer or Chief Financial Officer and must be reviewed and approved by our audit committee. In determining whether to approve, recommend or ratify a Related Party Transaction, the reviewing party will take into account, among other factors it deems appropriate, (i) whether the terms of the Related Party Transaction are fair to the Company, (ii) whether there are business reasons for the Company to enter into the Related Party Transaction, (iii) whether the Related Party Transaction would impair the independence of an outside director and (iv) whether the Related Party Transaction would present an improper conflict of interest for any of our directors or executive officers.

A “Related Party Transaction” means a transaction (including any series of related transactions or a material amendment or modification to an existing Related Party Transaction) directly or indirectly involving any Related Party that would need to be disclosed under Item 404(a) of Regulation S-K. Generally, under Item 404 of Regulation S-K, we are required to disclose any transaction occurring since the beginning of the last two fiscal years, or any currently proposed transaction, involving us or our subsidiary where the amount involved exceeds $120,000, and in which any Related Party had or will have a direct or indirect material interest.

A “Related Party” means any of the following: (i) any of our directors or Director Nominees; (ii) any of our executive officers; (iii) a person known by us to be the beneficial owner of more than 5% of our common stock or (iv) an immediate family member of any of the foregoing.

Code of Conduct

We have a Code of Conduct, which is applicable to all our officers, directors and employees. The Code of Conduct addresses, among other things, record retention, conflicts of interest, business opportunities, gifts or favors, proprietary information and disciplinary measures.

A copy of our Code of Conduct is available on our website at www.investors.paltalk.com/corporate-governance.

We intend to disclose any amendments to our Code of Conduct on our website at www.investors.paltalk.com/corporate-governance.

Insider Trading Policy; Prohibition on Hedges and Pledges

We have an insider trading policy that prohibits our directors, executive officers, employees, independent contractors and consultants from the purchasing or selling our securities while being aware of material, non-public information about the Company as well as disclosing such information to others who may trade in securities of the Company. Our insider trading policy also prohibits our directors, executive officers, employees, independent contractors and consultants from engaging in hedging activities or other short-term or speculative transactions in the Company’s securities such as short sales, options trading, holding the Company’s securities in a margin account or pledging the Company’s securities as collateral for a loan, without the advance approval of our Chief Executive Officer and Chief Financial Officer.

Communications with the Board of Directors

The Board of Directors welcomes communication from the Company’s stockholders. Stockholders and other interested parties who wish to communicate with a member or members of our Board of Directors or a committee thereof may do so by addressing correspondence to the board member, members or committee, c/o Chief Executive Officer, 30 Jericho Executive Plaza, Suite 400E, Jericho, New York 11753. Our Chief Executive Officer will review and forward correspondence to the appropriate person or persons. The Board of Directors has requested that certain items that are unrelated to its duties and responsibilities be excluded, such as spam, junk mail and mass mailings, resumes and other forms of job inquiries, surveys, and business solicitations or advertisements.

The Chief Executive Officer will not forward any communication determined in its good faith belief to be frivolous, unduly hostile, threatening, illegal, or similarly unsuitable. Each communication subject to this policy that was not forwarded because it was determined by the Chief Executive Officer to be frivolous is retained in our files and made available at the request of any member of the Board of Directors to whom such communication was addressed.

DIRECTOR COMPENSATION

The following table provides compensation information for the year ended December 31, 2021 for each member of our Board of Directors during the fiscal year ended December 31, 2021, except for (i) Jason Katz, our current Chief Executive Officer and Chairman of the Board, and (ii) Kara Jenny, our current Chief Financial Officer, both of whom did not receive any compensation for their service as a director in 2021 and whose compensation is reported in “Executive Compensation — Summary Compensation Table” below.

Director Compensation Table
Fiscal Year 2021

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)(2)(3)		Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Yoram “Rami” Abada	$36,000	—	$25,600	(4)	—	—	—	$61,600
Lance Laifer	$23,000	—	$25,600	(4)	—	—	—	$48,600
John Silberstein	$35,000	—	$25,600	(4)	—	—	—	$60,600

____________

(1)      As of December 31, 2021, none of our directors held any outstanding stock awards.

(2)      Represents the amount recognized for financial statement reporting purposes in accordance with Accounting Standards Codification 718, Compensation — Stock Compensation (“ASC 718”).

(3)      The aggregate amount of unexercised stock options held by each director listed in the table above as of December 31, 2021 was as follows:

Name	Shares Underlying Outstanding Stock Options
Yoram “Rami” Abada	32,000
Lance Laifer	32,000
John Silberstein	26,000

____________

(4)      Represents the fair market value of a stock option granted on March 26, 2021 that represents the right to purchase 8,000 shares of common stock, all of which have vested and remain unexercised.

In January 2022, our Board of Directors authorized and approved the following annual cash retainers for each non-employee director: (i) an annual cash retainer fee of $21,000 to each non-employee director; (ii) an additional annual cash retainer fee of $4,000 for service on a committee; and (iii) an additional annual cash retainer fee for service as the chair of a committee of the Board of Directors (to be paid in addition to the $4,000 cash fee for committee service) as follows: (a) audit committee chair — $6,000 and (b) compensation committee and nominating and corporate governance committee chair — $4,000.

Additionally, in January 2022, the Board of Directors authorized the grant of a nonqualified stock option award to each of Yoram “Rami” Abada, Lance Laifer, and John Silberstein to purchase 8,000 shares of common stock, having a date of grant of March 29, 2022 with an exercise price of $2.66, and vesting in four equal installments on the last day of each calendar quarter in 2022.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table and accompanying footnotes set forth as of the Record Date certain information regarding the beneficial ownership of shares of our common stock by: (i) each person who is known by us to own beneficially more than 5% of such stock; (ii) each member of our Board of Directors, each Director Nominee and each of our named executive officers with respect to the year ended December 31, 2021 and (iii) all of our directors and executive officers as a group. Except as otherwise indicated, all common stock is owned directly, and the beneficial owners listed in the table below possess sole voting and investment power with respect to the stock indicated, and the address for each beneficial owner is c/o Paltalk, Inc., 30 Jericho Executive Plaza, Suite 400E, Jericho, New York 11753. The applicable percentage ownership is based on 9,837,157 shares of our common stock, excluding shares held by the Company as treasury stock, issued and outstanding as of the Record Date. In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, we consider all shares of unvested restricted stock to be outstanding because the holders of unvested restricted stock have the right to vote such stock.

	Common Stock Beneficially Owned(1)
Name of Beneficial Owner	Number		Percentage
Directors and Named Executive Officers
Jason Katz	814,260	(2)	8.3%
Kara Jenny	59,166	(3)	*
Yoram “Rami” Abada	43,000	(4)	*
Lance Laifer	406,595	(5)	4.1%
John Silberstein	193,513	(6)	2.0%
Adam Zalko	7,000	(7)	*
Officers and Directors as a Group (6 persons)	1,528,534		15.5%
5% Stockholders
The J. Crew Delaware Trust A	2,356,132	(8)	24.0%

____________

*        Less than 1%.

(1)      For purposes of this table, a person or group of persons is deemed to have beneficial ownership of any shares of common stock that such person has the right to acquire within 60 days of the date of the Record Date, including through the exercise of stock options. For purposes of computing the percentage of outstanding shares of the Company’s common stock held by each person or group of persons named above, any common stock that such person or persons has the right to acquire within 60 days of the date of the Record Date is deemed to be outstanding but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

(2)      Includes 201,265 shares of common stock held by Mr. Katz’s spouse that may be deemed to be beneficially owned by Mr. Katz. Mr. Katz disclaims beneficial ownership of these shares and nothing herein shall be deemed an admission that Mr. Katz is the beneficial owner of these shares for any purpose. Does not include unvested performance-based stock options because the satisfaction of the underlying performance criteria is deemed to be outside of the executive’s control. Includes the vested portion of a stock option representing the right to purchase 75,000 shares of common stock granted on March 29, 2022, of which 25,000 shares have vested and 2,083 will vest within 60 days of the Record Date.

(3)      Includes the vested portion of (i) a stock option representing the right to purchase 75,000 shares of common stock granted on December 9, 2019, of which 37,500 shares have vested and (ii) a stock option representing the right to purchase 60,000 shares of common stock granted on March 29, 2022, of which 20,000 shares have vested and 1,666 will vest within 60 days of the Record Date.

(4)      Includes the vested or deemed vested portion of (i) a stock option representing the right to purchase 6,000 shares of common stock granted on February 2, 2017, all of which have vested, (ii) a stock option representing the right to purchase 6,000 shares of common stock granted on February 16, 2018, all of which have vested, (iii) a stock option representing the right to purchase 6,000 shares of common stock granted on January 11, 2019, all of which have vested, (iv) a stock option representing the right to purchase 6,000 shares of common stock granted on March 25, 2020, all of which have vested, (v) a stock option representing the right to purchase 8,000 shares of common stock granted on March 26, 2021, all of which have vested and (vi) a stock option representing the right to purchase 8,000 shares of common stock granted on March 29, 2022, of which 2,000 shares will vest within 60 days of the Record Date.

(5)      Includes the vested or deemed vested portion of (i) a stock option representing the right to purchase 6,000 shares of common stock granted on February 2, 2017, all of which have vested, (ii) a stock option representing the right to purchase 6,000 shares of common stock granted on February 16, 2018, all of which have vested, (iii) a stock option representing the right to purchase 6,000 shares of common stock granted on January 11, 2019, all of which have vested, (iv) a stock option representing the right to purchase 6,000 shares of common stock granted on March 25, 2020, all of which have vested and (v) a stock option representing the right to purchase 8,000 shares of common stock granted on March 26, 2021, all of which have vested, and (vi) a stock option representing the right to purchase 8,000 shares of common stock granted on March 29, 2022, of which 2,000 shares will vest within 60 days of the Record Date. Also includes (i) 354,109 shares of common stock held by Hilltop Partners, L.P. and (ii) 14,486 shares of common stock held by Hilltop Offshore, Ltd. Mr. Laifer is the sole director and principal stockholder of Laifer Capital Management, Inc. (“LCM”), which has the sole power to vote and to direct the voting of, and to dispose and to direct the disposition of, the shares of the Company’s common stock beneficially owned by Hilltop Partners, L.P. (of which LCM serves as general partner and investment adviser) and Hilltop Offshore, Ltd. (of which LCM serves as investment adviser).

(6)      Includes the vested or deemed vested portion of a stock option representing the right to purchase 6,000 shares of common stock granted on February 16, 2018, all of which have vested, (ii) a stock option representing the right to purchase 6,000 shares of common stock granted on January 11, 2019, all of which have vested, (iii) a stock option representing the right to purchase 6,000 shares of common stock granted on March 25, 2020, all of which have vested and (iv) a stock option representing the right to purchase 8,000 shares of common stock granted on March 26, 2021, of which all shares have vested and (vi) a stock option representing the right to purchase 8,000 shares of common stock granted on March 29, 2022, of which 2,000 shares will vest within 60 days of the Record Date. Also includes 10,202 shares of common stock held by MLS Family Investors LLC (“MLS”). Mr. Silberstein is the sole manager of MLS, and New Trust B u/w/o Murray L. Silberstein, a trust of which Mr. Silberstein is a beneficiary, owns approximately 55% of the interest in MLS. As a result, Mr. Silberstein may be deemed to beneficially own the shares of common stock held by MLS. Mr. Silberstein disclaims beneficial ownership of the shares held by MLS except to the extent of his pecuniary interest therein and nothing herein shall be deemed an admission that Mr. Silberstein is the beneficial owner of these shares for any purpose. Also includes 43 shares of common stock held by Mr. Silberstein’s spouse that may be deemed to be beneficially owned by Mr. Silberstein. Mr. Silberstein disclaims beneficial ownership of the shares held by his spouse and nothing herein shall be deemed an admission that Mr. Silberstein is the beneficial owner of these shares for any purpose.

(7)      Includes the vested portion of (i) a stock option representing the right to purchase 2,000 shares of common stock granted on February 1, 2017, all of which have vested, and (ii) a stock option representing the right to purchase 15,000 shares of common stock granted on March 29, 2022, of which 5,000 shares have vested.

(8)      Based on the information contained in the Schedule 13D/A filed with the SEC on October 22, 2021. The principal address of The J. Crew Delaware Trust A is c/o J.P. Morgan Trust Company of Delaware, Trustee, 500 Stanton-Christiana Road, DE3-1600, Newark, Delaware 19713.

There are no arrangements currently known to us, the operation of which may at a subsequent date result in a change of control of the Company.

EXECUTIVE OFFICERS

Below is information regarding each of our current executive officers. Executive officers are elected annually by the Board of Directors to serve at the discretion of the Board of Directors until their successor is duly elected and qualified or until their earlier death, resignation, or removal. There are no family relationships between any of our directors or executive officers.

Name	Age	Title
Jason Katz	59	Chief Executive Officer, President, Chief Operating Officer and Chairman of the Board of Directors
Kara Jenny	52	Chief Financial Officer and Director
Adam Zalko	38	Vice President of Engineering

Jason Katz serves as our Chief Executive Officer, President, Chief Operating Officer and Chairman of the Board of Directors. His business experience is discussed above in “Proposal 1 — Election of Directors.”

Kara Jenny serves as our Chief Financial Officer and as a member of the Board of Directors. Her business experience is discussed above in “Proposal 1 — Election of Directors.”

Adam Zalko was appointed as our Vice President of Engineering in July of 2018. In his capacity as Vice President of Engineering, Mr. Zalko drives the software vision and architecture to keep the Company modern and promotes new feature innovation. Mr. Zalko also helps oversee other Company functions such as product development, marketing, IT, operations, and customer service. Mr. Zalko previously served as the Manager of Development Operations of Snap Interactive, Inc. from 2016 to 2018. Prior to that, Mr. Zalko was a Developer at AVM Software from 2007 to 2016, initially as a Developer and then as a Senior Developer. Mr. Zalko received a B.S. in Software Engineering from the Florida Institute of Technology.

EXECUTIVE COMPENSATION

The following discussion provides compensation information pursuant to the scaled disclosure rules applicable to “smaller reporting companies” under SEC rules and may contain statements regarding future individual and Company performance targets and goals. These targets and goals are disclosed in the limited context of the Company’s compensation programs and should not be understood to be statements of management’s expectations or estimates of results or other guidance. We specifically caution stockholders not to apply these statements to other contexts.

Executive Compensation

Overview

The compensation program for our executive officers, as presented in the Summary Compensation Table below, is administered by our Board of Directors. The intent of our compensation program is to align our executives’ interests with those of our stockholders, while providing reasonable and competitive compensation.

The purpose of this Executive Compensation discussion is to provide information about the material elements of compensation that we pay or award to, or that is earned by: (i) the individuals who served as our principal executive officer during fiscal 2021; (ii) our two most highly compensated executive officers, other than the individuals who served as our principal executive officer, who were serving as executive officers, as determined in accordance with the rules and regulations promulgated by the SEC, as of December 31, 2021, with compensation during fiscal year 2021 of $100,000 or more; and (iii) up to two additional individuals for whom disclosure would have been provided pursuant to clause (ii) but for the fact that such individuals were not serving as executive officers on December 31, 2021. We refer to these individuals as our “named executive officers.” For 2021, our named executive officers and the positions in which they served are:

•        Jason Katz, our Chief Executive Officer;

•        Kara Jenny, our Chief Financial Officer; and

•        Adam Zalko, our Vice President of Engineering.

For 2021, the compensation of our named executive officers consisted of salary and an annual cash bonus, which are discussed in further detail below.

Compensation of Named Executive Officers

The following discussion summarizes in more detail the executive compensation paid to or earned by our named executive officers in 2021.

Base Salary.    The following table sets forth the annual base salary of each of our named executive officers for 2021:

Name	Annual Base Salary
Jason Katz(1) Chief Executive Officer	$221,250
Kara Jenny(2) Chief Financial Officer	$200,000
Adam Zalko(3) Vice President of Engineering	$207,917

____________

(1)      Effective February 1, 2021, the Board of Directors determined to increase Mr. Katz’s annual base salary from $180,000 to $225,000.

(2)      There were no changes to Ms. Jenny’s annual base salary during 2021. On January 28, 2022, the Board of Directors determined to increase Ms. Jenny’s annual base salary from $200,000 to $265,000 for fiscal year 2022 with an increase to $285,000 in fiscal year 2023.

(3)      Effective January 14, 2022, the Board of Directors appointed Mr. Zalko as an “officer” of the Company as defined by Section 16 of the Exchange Act and an “executive officer” for the purposes of Item 401 of Regulation S-K promulgated under the Securities Act.

Annual Bonuses.

Pursuant to his employment agreement, for 2021, Mr. Katz was entitled to receive an annual cash bonus in an amount to be determined by the Board of Directors based on the achievement of performance metrics to be established jointly by the Board of Directors and Mr. Katz. Pursuant to her employment agreement, for 2021, Ms. Jenny was entitled to receive an annual cash bonus of at least 25% of her base salary, with the specific amount to be based on the achievement of performance metrics to be determined by the compensation committee of the Board of Directors with input from Ms. Jenny. During 2021, Mr. Zalko, as a non-executive employee, was eligible for a bonus from the employee bonus pool recommended by the compensation committee and approved by the Board of Directors.

The following table sets forth the cash bonus each of our named executive officers received for their performance during 2021. The bonuses for each of Mr. Katz, Ms. Jenny and Mr. Zalko were paid on January 31, 2022.

Name	2021 Annual Cash Bonus
Jason Katz Chief Executive Officer	$75,000
Kara Jenny Chief Financial Officer	$75,000
Adam Zalko Vice President of Engineering	$25,000

The Board of Directors considered a number of factors in determining the annual bonuses for 2021. These factors included, but were not limited to, the individual performance of each executive, the completion of strategic goals during 2021 and the operational and financial performance of the Company. As a result, the Board of Directors determined to award Mr. Katz an annual incentive bonus of $75,000, award Ms. Jenny an annual incentive bonus of $75,000 and award Mr. Zalko an annual incentive bonus of $25,000. We believe that the annual incentive bonuses awarded to our named executive officers in 2021 effectively balance the Company’s goals with the need to incentivize and retain our named executive officers through competitive compensation practices.

In January 2022, the compensation committee recommended, and the Board of Directors approved, the 2022 Executive Bonus Plan (the “2022 Bonus Plan”). Pursuant to the 2022 Bonus Plan, Mr. Katz and Ms. Jenny will each be eligible to receive the following: (i) a lump-sum cash payment equal to the product of (x) 2.5% multiplied by (y) the Company’s Adjusted EBITDA (calculated based on the Adjusted EBITDA reported on the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022); provided however, that each executive officer’s cash payment shall not exceed $75,000; (ii) a lump-sum cash payment equal to $25,000 if (x) the Company’s Adjusted EBITDA exceeds $100,000 and (y) the Company’s Revenue (as defined in the 2022 Bonus Plan) has increased by at least 10% from the Company’s 2021 “Total revenue” as reported on the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021; and (iii) a lump-sum cash payment equal to (a) $25,000 if the Company’s Board of Directors approves the consummation by the Company of a Strategic Transaction (as defined in the 2022 Bonus Plan) during the 2022 fiscal year and (b) $15,000 upon Board approval of a second Strategic Transaction thereafter entered into by the Company during the 2022 fiscal year, but no payments will be awarded for approval of a third Strategic Transaction, if any. We believe the 2022 Bonus Plan will advance our interests and the interests of our stockholders by providing our executive officers with incentive compensation that is tied to the achievement of pre-established, objective performance goals. Mr. Zalko is not eligible for a cash bonus pursuant to the 2022 Bonus Plan.

Equity Awards.    We periodically grant equity awards consisting of stock options to our named executive officers as a means for fostering retention and rewarding long-term value creation by our named executive officers. Our named executive officers were not granted any equity awards in 2021.

On March 29, 2022, the Board of Directors awarded Mr. Katz and Ms. Jenny stock options representing the right to purchase 75,000 and 60,000 shares, respectively, at an exercise price of $2.66. One-third of the stock options vested on the date of grant, with the remaining two-thirds vesting in twenty-four equal installments on each of the first twenty-four monthly anniversaries of the date of grant. On March 29, 2022, the Board of Directors also awarded

Mr. Zalko stock options representing the right to purchase 15,000 shares at an exercise price of $2.66. On the grant date, 5,000 shares vested and became exercisable. The remaining unvested shares will vest and become exercisable in four equal annual installments beginning on the first anniversary of the date of grant.

Employment Agreements.    Each of Mr. Katz and Ms. Jenny is a party to an employment agreement with the Company. Mr. Zalko is currently not a party to an employment agreement with the Company. The purpose of our employment agreements is to incentivize these executives to continue providing services to the Company.

Katz Employment Agreement.    Effective October 7, 2016, we entered into an employment agreement with Mr. Katz (the “Katz Prior Agreement”) which provides for a one-year term with automatic successive one-year renewals unless earlier terminated in accordance with its terms. Under the Katz Prior Agreement, Mr. Katz was entitled to receive a minimum base salary of $180,000 per year and an annual incentive bonuses to be determined by the Board of Directors, based on criteria to be established jointly by the Board of Directors and Mr. Katz. The payment of Mr. Katz’s annual incentive bonus was contingent on him being employed by the Company on the date that such bonus is paid.

Pursuant to the Katz Prior Agreement, if Mr. Katz’s employment was terminated (i) by the failure of the Company to renew Mr. Katz’s employment agreement for a renewal term, (ii) by the Company without “cause” (as defined in the Katz Prior Agreement) or (iii) by Mr. Katz for “good reason” (as defined in Katz Prior Agreement), then subject to certain limitations and Mr. Katz’s compliance with certain conditions, the Company shall pay Mr. Katz severance equal to three months’ base salary, payable in three equal monthly installments. In addition, the Company shall continue to pay the Company’s portion of Mr. Katz’s monthly health insurance premiums, if Mr. Katz is eligible and elects to continue health insurance under COBRA, for the earlier of (i) three months following Mr. Katz’s termination of employment or (ii) the date Mr. Katz’s coverage under such group health plan terminates for any reason. Mr. Katz will be entitled to the same severance benefits in the event that his employment is terminated prior to, in connection with or following a Change in Control (as defined in the Katz Prior Agreement). In addition, Mr. Katz’s employment agreement contained customary provisions relating to confidentiality, non-solicitation and non-competition.

On March 23, 2022, the Company entered into an Amended and Restated Employment Agreement with Mr. Katz (the “Amended and Restated Katz Employment Agreement”), which amended and restated the Katz Prior Agreement. Pursuant to the Amended and Restated Katz Employment Agreement, Mr. Katz is entitled to receive a Base Salary (as defined in the Amended and Restated Katz Employment Agreement) of two hundred twenty-five thousand dollars ($225,000), effective retroactively as of February 1, 2021. Except as provided herein, all other terms and conditions of the Katz Prior Agreement remain in full force and effect.

For information regarding Mr. Katz’s base salary and annual incentive bonus for 2021, see “Compensation of Named Executive Officers — Base Salary” and “Compensation of Named Executive Officers — Annual Bonuses.”

Jenny Employment Agreement.    Effective December 9, 2019, we entered into an executive employment agreement with Ms. Jenny which provides for a one-year term with automatic successive one-year renewals unless earlier terminated in accordance with its terms (the “Jenny Prior Agreement”). Under the Jenny Prior Agreement, Ms. Jenny was entitled to receive a minimum base salary of $200,000 per year and an annual incentive bonuses, which, for calendar years after 2020, was determined by the Board of Directors, based on criteria to be established jointly by the Board and Ms. Jenny. The payment of Ms. Jenny’s annual incentive bonus was contingent on her being employed by the Company on the date that such bonus is paid.

Pursuant to the Jenny Prior Agreement, if Ms. Jenny’s employment was terminated (i) by the failure of the Company to renew Ms. Jenny’s employment agreement for a renewal term, (ii) by the Company without “cause” (as defined in the Jenny Prior Agreement) or (iii) by Ms. Jenny for “good reason” (as defined in the Jenny Prior Agreement), then subject to certain limitations and Ms. Jenny’s compliance with certain conditions, the Company shall pay Ms. Jenny severance equal to three months’ base salary, payable in three equal monthly installments. In addition, the Company shall continue to pay the Company’s portion of Ms. Jenny’s monthly health insurance premiums, if Ms. Jenny is eligible and elects to continue health insurance under COBRA, for the earlier of (i) three months following Ms. Jenny’s termination of employment or (ii) the date Ms. Jenny’s coverage under such group health plan terminates for any reason. Ms. Jenny was entitled to the same severance benefits in the event that her employment is terminated prior to, in connection with or following a Change in Control (as defined in the Jenny Prior Agreement). In addition, Ms. Jenny’s employment agreement contained customary provisions relating to confidentiality, non-solicitation and non-competition.

On March 23, 2022, the Company entered into an Amended and Restated Employment Agreement with Ms. Jenny (the “Amended and Restated Jenny Employment Agreement”), which amended and restated the Jenny Prior Agreement. Pursuant to the Amended and Restated Jenny Employment Agreement, for fiscal year 2022, Ms. Jenny is entitled to receive an annualized base salary of two hundred sixty-five thousand dollars ($265,000), effective retroactively as of January 28, 2022. For fiscal year 2023, provided that Ms. Jenny is still employed and in good standing with the Company, she will be entitled to receive a Base Salary (as defined in the Amended and Restated Jenny Employment Agreement) of two hundred eighty-five thousand dollars ($285,000). In addition, the Amended and Restated Jenny Employment Agreement provides that in the event of a Change in Control, if Ms. Jenny is terminated by the Company other than for Cause, or if Ms. Jenny terminates her employment with the Company for Good Reason, then the Company shall pay Ms. Jenny severance equal to twelve (12) months of Ms. Jenny’s then-current annualized Base Salary (as such terms are defined in the Amended and Restated Jenny Employment Agreement). Except as provided herein, all other terms and conditions of the Jenny Prior Agreement remain in full force and effect.

For information regarding Ms. Jenny’s base salary and annual incentive bonus for 2021, see “Compensation of Named Executive Officers — Base Salary” and “Compensation of Named Executive Officers — Annual Bonuses.”

Summary Compensation Table

The following table sets forth information regarding the total compensation received by, or earned by, our named executive officers during the years ended December 31, 2021 and 2020.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(4)	Total ($)
Jason Katz(2)	2021	221,250	75,000	—	—	—	—	18,756	315,006
Chief Executive Officer	2020	180,000	35,000	—	—	—	—	6,480	221,480

Kara Jenny	2021	200,000	75,000	—	—	—	—	26,965	301,965
Chief Financial Officer	2020	200,000	40,000				—	628	240,628

Adam Zalko(3)	2021	207,917	25,000	—	—	—	—	33,060	265,977
Vice President of Engineering	2020	—	—	—	—	—	—	—	—

____________

(1)      Represents the amount of base salary actually earned by the named executive officer. For additional information concerning our named executive officer base salaries, see “— Compensation of Named Executive Officers — Base Salary.”

(2)      Effective February 1, 2021, the Board of Directors determined to increase Mr. Katz’s annual base salary from $180,000 to $225,000.

(3)      Information for fiscal year 2020 is not included because Mr. Zalko was not a named executive officer during fiscal year 2020.

(4)      Includes amounts paid during 2021 and 2020, as applicable, for group life insurance premiums, 401(k) plan contributions and severance benefits. The following table includes a breakdown of all other compensation included in the “Summary Compensation Table” for our named executive officers:

Name and Principal Position	Year	Life Insurance Premiums ($)	401(k) Plan Contributions ($)
Jason Katz	2021	1,019	4,889
Chief Executive Officer	2020	1,210	5,270

Kara Jenny	2021	627	—
Chief Financial Officer	2020	628	—

Adam Zalko	2021	365	6,313
Vice President of Engineering	2020	—	—

Narrative Disclosure Regarding Summary Compensation Table

Katz Compensation.

For fiscal year 2021, Mr. Katz received annual base compensation of $225,000 and a cash bonus of $75,000.

For fiscal year 2020, Mr. Katz received annual base compensation of $180,000 and a cash bonus of $35,000.

Jenny Compensation.

For fiscal year 2021, Ms. Jenny received annual base compensation of $200,000 and a cash bonus of $75,000.

For fiscal year 2020, Ms. Jenny received annual base compensation of $200,000 and a cash bonus of $40,000.

Zalko Compensation.

For fiscal year 2021, Mr. Zalko received annual base compensation of $207,917 and a cash bonus of $25,000. Information for fiscal year 2020 is not included because Mr. Zalko was not a named executive officer during fiscal year 2020.

Outstanding Equity Awards at Fiscal Year-End Table

The following table summarizes the total outstanding equity awards as of December 31, 2021 for each named executive officer.

		Option Awards					Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Jason Katz(1)	—	—	—	—	—	—	—	—	—	—
Kara Jenny(2)	12/09/2019	37,500	37,500	—	$1.78	12/08/2029	—	—	—	—
Adam Zalko(3)	02/01/2017	2,000	—	—	$4.15	01/31/2027	—	—	—	—

____________

(1)      As of December 31, 2021, Mr. Katz did not have any outstanding equity awards.

(2)      The shares of common stock underlying the stock option vested and became exercisable twenty-five percent (25%) on each of December 9, 2020 and 2021. The remaining unvested shares will vest and become exercisable twenty-five percent (25%) on each of December 9, 2022 and 2023.

(3)      The shares of common stock underlying the stock option vested and became exercisable twenty-five percent (25%) on each of February 1, 2018, 2019, 2020 and 2021, respectively.

Equity Compensation Plan Information

The following table provides information as of December 31, 2021 about compensation plans under which shares of our common stock may be issued to employees, executive officers or members of our Board of Directors upon the exercise of options, warrants or rights under all of our existing equity compensation plans.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, and Rights (a)		Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column(a)) (c)
Equity compensation plans approved by security holders	406,483		$5.48	978,359	(1)(2)
Equity compensation plans not approved by security holders	29,287	(3)	$3.00	—
Total	435,770		$5.31	978,359

____________

(1)      Represents shares of common stock available for issuance under the 2016 Plan, which permits the issuance of incentive stock options, nonqualified stock options, shares of restricted stock, stock appreciation rights, restricted stock units, performance awards, dividend equivalent rights and other awards. As described below, no additional awards may be issued under the 2011 Plan (as defined below).

(2)      As of the Record Date, there were (i) 609,071 shares of common stock to be issued upon the exercise of outstanding stock options under the 2016 Plan and 734,614 shares of common stock remaining available for future issuances under the 2016 Plan and (ii) 41,157 shares of common stock to be issued upon the exercise of outstanding stock options under the 2011 Plan.

(3)      Represents shares available or authorized for issuance under (i) the Equity Incentive Compensation Plan (as defined below), which permitted the issuance of incentive stock options and nonqualified stock options and (ii) various individual compensation arrangements that the Company has with current and former employees.

In December 2008, our Board of Directors approved the equity incentive compensation plan (the “Equity Incentive Compensation Plan”) and, in December 2010, terminated the plan as to all unallocated shares of common stock thereunder. The purpose of the Equity Incentive Compensation Plan was to provide an incentive to attract, retain and motivate employees, officers, directors, consultants and advisors with the ability to participate in our future performance. Under the Equity Incentive Compensation Plan, we were authorized to issue incentive stock options and nonqualified stock options. The Equity Incentive Compensation Plan was administered by our Board of Directors. All options previously granted under the Equity Incentive Compensation Plan remained in full force and effect following the plan’s termination.

In May 2011, our Board of Directors adopted the Paltalk, Inc. 2011 Long-Term Incentive Plan (the “Original 2011 Plan”). In October 2011, our Board of Directors amended and restated the Original 2011 Plan (the “2011 Plan”) and adopted the 2011 Plan to allow for the issuance of incentive stock option awards. The 2011 Plan was adopted to attract and retain the services of key employees, key contractors and outside directors. The 2011 Plan provided for the granting of incentive stock options, nonqualified stock options, shares of restricted stock, stock appreciation rights, restricted stock units, performance awards, dividend equivalent rights and other awards. The 2011 Plan was administered by our Board of Directors and was replaced by the 2016 Plan (as defined below).

In March 2016, our Board of Directors adopted the Paltalk, Inc. 2016 Long-Term Incentive Plan (the “2016 Plan”), which was approved by our stockholders in May 2016. The 2016 Plan was adopted to attract and retain the services of key employees, key contractors and outside directors. The 2016 Plan provides for the granting of incentive stock options, nonqualified stock options, shares of restricted stock, stock appreciation rights, restricted stock units, performance awards, dividend equivalent rights and other awards. The 2016 Plan is administered by the compensation committee of our Board of Directors.

PROPOSAL 2: THE RATIFICATION OF THE APPOINTMENT OF MARCUM LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Marcum LLP has served as the Company’s independent registered public accounting firm since April 24, 2015. We do not expect that representatives of Marcum LLP will attend the Annual Meeting or will be available to respond to questions or make statements. The Board of Directors has selected Marcum LLP as the Company’s principal independent registered public accounting firm for the fiscal year ending December 31, 2022.

The Board of Directors is asking stockholders to ratify the appointment of Marcum LLP. If our stockholders do not ratify the appointment of Marcum LLP at the Annual Meeting, the Board of Directors may consider other accounting firms for the fiscal year ending December 31, 2022. The Board of Directors will be under no obligation, however, to appoint a new independent registered public accounting firm.

Vote Required

The ratification of the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 requires the affirmative vote, in person or by proxy, of the majority of votes cast for or against such proposal at the Annual Meeting.

The Board of Directors recommends that you vote “FOR” the ratification of the selection of
Marcum LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

Marcum LLP has served as the Company’s independent registered public accounting firm since April 24, 2015.

Fees Paid to Independent Registered Public Accounting Firm

The following table shows the aggregate fees billed to us by Marcum LLP for professional services rendered in 2021 and 2020:

	2021	2020
Audit Fees	$246,059	$210,560
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total Fees	$246,059	$210,560

Audit Fees.    Audit fees for 2021 and 2020 consisted of fees related to the audit and review of our consolidated financial statements, review of our interim consolidated financial statements, review of certain financial statements and services normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements. We incurred audit fees of 246,059 and 210,560 for 2021 and 2020, respectively. The audit fees for 2021 also include fees of $63,016 paid to Marcum LLP in connection with our underwritten public offerings for professional services including comfort letters, consents and review of documents filed with the SEC.

Audit-Related Fees.    There were no audit-related fees for 2021 or 2020.

Tax Fees.    There were no tax fees for 2021 or 2020.

All Other Fees.    There were no other service fees for 2021 or 2020.

Approval of Independent Registered Public Accounting Firm Services and Fees

The SEC requires that before our independent registered public accounting firm is engaged by us to render any audit or permitted non-audit related service, the engagement be either: (i) approved by our audit committee or (ii) entered into pursuant to pre-approval policies and procedures established by the audit committee; provided that the policies and procedures are detailed as to the particular service, the audit committee is informed of each service, and such policies and procedures do not include delegation of the audit committee’s responsibilities to management.

Our audit committee is responsible for pre-approving all services provided by our independent registered public accounting firm. All of the above services and fees for 2021 and 2020 were pre-approved by our audit committee.

PROPOSAL 3: ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

Under Section 14A of the Exchange Act, our stockholders are allowed to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with the SEC’s rules. The proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on the Company’s executive compensation. At our annual meeting of stockholders held on May 16, 2019, our stockholders voted to adopt the recommendation of our Board of Directors to include an advisory vote to approve executive compensation in our proxy materials every three years. It is anticipated that both the next advisory vote to approve executive compensation and the next advisory vote to determine the frequency of future advisory votes on executive compensation will be presented at our annual meeting of stockholders in 2025.

Because this is an advisory vote, this proposal is not binding upon the Company or our Board of Directors; however, the Board of Directors, which is responsible for designing and administering the Company’s executive compensation program, values the opinions expressed by stockholders in their vote on this proposal. To the extent there is any significant vote against the compensation of our named executive officers as disclosed in this Proxy Statement, we will consider our stockholders’ concerns and the Board of Directors will evaluate whether any actions are necessary to address these concerns.

As described in detail under the heading “Executive Compensation,” we believe that the most effective compensation program is one that is designed to reward our executives for the achievement of our short-term and long-term strategic goals. When establishing total compensation for our named executive officers, our Board of Directors has the following objectives:

•        align our executive’s interest with that of our stockholders; and

•        provide our executives with reasonable and competitive compensation.

We are asking our stockholders to indicate their support for our named executive officer compensation program as described in this Proxy Statement in accordance with the compensation disclosure rules of the SEC. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement. Accordingly, we ask our stockholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the compensation paid to the named executive officers, as disclosed pursuant to the compensation disclosure rules of the SEC, including Executive Compensation, the compensation tables and the accompanying narrative discussion, is hereby APPROVED.”

Vote Required

The approval of the Say-on-Pay Proposal requires the affirmative vote, in person or by proxy, of the majority of votes cast for or against such proposal at the Annual Meeting. This is a non-binding advisory vote.

The Board of Directors recommends that you vote “FOR” the advisory vote to approve executive compensation.

OTHER BUSINESS

The Board of Directors knows of no other business to be brought before the Annual Meeting. If, however, any other business should properly come before the Annual Meeting, the persons named in the accompanying proxy will vote the proxy in accordance with applicable law and as they may deem appropriate in their discretion, unless directed by the proxy to do otherwise.

INCORPORATION BY REFERENCE

The SEC allows us to “incorporate by reference” information into this Proxy Statement, which means that we can disclose important information to you by referring you to another document or report filed separately with the SEC. The information incorporated by reference is deemed to be a part of this Proxy Statement, except to the extent any information is superseded by this Proxy Statement.

Our Annual Report on Form 10-K for the year ended December 31, 2021, along with financial statements and related notes thereto (the “Form 10-K”), which was filed with the SEC on March 23, 2022 and contains important information about the Company, is hereby incorporated by reference into this Proxy Statement. A copy of the Form 10-K is included within the Annual Report delivered with this Proxy Statement.

Any statement contained in a document incorporated or deemed to be incorporated by reference into this Proxy Statement will be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained in this Proxy Statement or any other subsequently filed document that is deemed to be incorporated by reference into this Proxy Statement modifies or supersedes the statement. Any statement so modified or superseded will not be deemed, except as so modified or superseded, to constitute a part of this Proxy Statement.

SUBMISSION OF FUTURE STOCKHOLDER PROPOSALS

Pursuant to Rule 14a-8 under the Exchange Act, a stockholder proposal submitted for inclusion in our proxy statement for the 2023 annual meeting must be received no later than December 9, 2022. However, pursuant to such rule, if the 2023 annual meeting is held on a date that is before April 5, 2023 or after June 4, 2023, then a stockholder proposal submitted for inclusion in our proxy statement for the 2023 annual meeting must be received by us a reasonable time before we begin to print and mail our proxy statement for the 2023 annual meeting.

Stockholders wishing to submit proposals to be presented directly at our next annual meeting of stockholders instead of by inclusion in next year’s proxy statement must follow the submission criteria set forth in our By-Laws and applicable law concerning stockholder proposals. To be timely in connection with our next annual meeting, a stockholder proposal concerning director nominations or other business must be received by the Company at its principal executive offices between January 5, 2023 and February 4, 2023; provided, however, if and only if the 2023 annual meeting is not scheduled to be held between April 5, 2023 or after July 4, 2023, such stockholder’s notice must be received by the Company at its principal executive offices not earlier than 120 days prior to the date of the 2023 annual meeting and not later than the later of (A) the tenth day following the date of the public announcement of the date of the 2023 annual meeting or (B) the date which is 90 days prior to the date of the 2023 annual meeting.

For next year’s annual meeting, we will be required pursuant to new Rule 14a-19 under the Exchange Act to include on our proxy card all nominees for director for whom we have received notice under the rule, which must be received no later than 60 calendar days prior to the anniversary of the Annual Meeting. For any such director nominee to be included on our proxy card for next year’s annual meeting, notice must be received no later than March 6, 2023. Please note that the notice requirement under Rule 14a-19 is in addition to the applicable notice requirements under the advance notice provisions of our By-laws described above.

A copy of the Company’s 2021 Annual Report on Form 10-K (and any exhibits thereto) is available without charge upon written request to Paltalk, Inc., Attention: Wilmary Soto-Guignet, Financial Reporting, 30 Jericho Executive Plaza, Suite 400E, Jericho, New York 11753.

Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. JOHN SMITH 1234 MAIN STREET APT. 203 NEW YORK, NY 10038 PROXY VOTING INSTRUCTIONS Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES FOR DIRECTOR, “FOR” ITEM 2 AND “FOR” ITEM 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x 20530300000000000000 1 050522 COMPANY NUMBER ACCOUNT NUMBER ANNUAL MEETING OF STOCKHOLDERS OF PALTALK, INC. May 5, 2022 NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS: The Notice of Annual Meeting of Stockholders, Proxy Statement and Proxy Card, and Annual Report on Form 10-K are available at http://www.astproxyportal.com/ast/24835 INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page. TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries and follow the instructions. Have your proxy card available when you call. Vote online/phone until 11:59 PM EST the day before the meeting. MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. VIRTUALLY AT THE MEETING - The company will be hosting the meeting live via the Internet. To attend the meeting via the Internet, please visit https://web.lumiagm.com/207490181 (password: paltalk2022) and be sure to have your control number available. GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy materials, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. 2. To ratify the appointment of Marcum LLP as the Company’s registered independent public accounting firm for the year ending December 31, 2022. 3. To approve, on an advisory basis, the compensation of the Company’s named executive officers. THIS PROXY, WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS GIVEN, WILL BE VOTED AS THE BOARD RECOMMENDS. FOR AGAINST ABSTAIN INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: 1. Election of Directors: O 1. Jason Katz O 2. Kara Jenny O 3. Yoram “Rami” Abada O 4. Lance Laifer O 5. John Silberstein FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) NOMINEES:

0 PALTALK, INC. ANNUAL MEETING OF STOCKHOLDERS MAY 5, 2022 THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The stockholder(s) hereby appoints Jason Katz, Kara Jenny and Wilmary Soto-Guignet, or either of them, as proxies, each with the power to appoint his or her substitute, to represent and to vote, as designated on the reverse side of this proxy, all of the shares of common stock of Paltalk, Inc. (the “Company”) that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held beginning at 9:00 a.m. Eastern Time online at https://web.lumiagm.com/207490181 (password: paltalk2022) on May 5, 2022, and any adjournment or postponement thereof. The undersigned hereby acknowledges receipt of the Notice of Annual Stockholders Meeting and of the accompanying proxy statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such meeting. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE NOMINEES LISTED IN ITEM 1 AND, “FOR” ITEM 2 and “FOR” Item 3. This proxy, when properly executed, will be voted in the manner directed. If no such directions are specified, this proxy will be voted “FOR” the nominees listed in Item 1, “FOR” Item 2 and “FOR” Item 3, and in the discretion of the proxy holder on any other matter that may properly be brought before the Annual Meeting and any postponement or adjournment thereof. (Continued and to be signed on the reverse side.) 1.1 14475